UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2016 (July 21, 2016)

NEW ENTERPRISE STONE & LIME CO., INC.
(Exact name of registrant as specified in charter)

Delaware	333-176538	23-1374051
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

3912 Brumbaugh Road
P.O. Box 77
New Enterprise, PA 16664
(Address of principal executive offices)

(814) 766-2211
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On July 21, 2016, New Enterprise Stone & Lime Co., Inc. (the “Company”) entered into an amendment of the employment agreement with Albert L. Stone, the Company’s Executive Vice President and Chief Financial Officer. The amendment extends all terms of the employment agreement by one year to May 31, 2019.

The foregoing description of the employment agreement amendment is only a summary and is qualified in its entirety by reference to the full text of the employment agreement amendment between the Company and Mr. Stone, which is filed as Exhibit 10.1, to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Employment Agreement Amendment, dated July 21, 2016, by and between New Enterprise Stone & Lime Co., Inc., and Albert L. Stone.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEW ENTERPRISE STONE & LIME CO., INC.

Date: July 25, 2016	By:	/s/ Paul I. Detwiler, III
Paul I. Detwiler, III
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Employment Agreement Amendment, dated July 21, 2016, by and between New Enterprise Stone & Lime Co., Inc., and Albert L. Stone.